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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                JANUARY 20, 2005

                               SGD HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)


        DELAWARE                   0-29671                        13-3986493
(State or other jurisdiction     (Commission                    (IRS Employer
     of incorporation)           File Number)                Identification No.)

                    4385 SUNBELT DRIVE, ADDISON, TEXAS 75001
                     (Address of principal executive office)

                                 (972) 248-0266
                (Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.03 - BANKRUPTCY OR RECEIVERSHIP

On January 20, 2005, SGD Holdings, Ltd. (the "Company" or the "Debtor") filed a voluntary petition for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Case No. 05-10182). The Debtor will continue to manage their properties and operate their business as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On January 20, 2005, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

             EXHIBIT NO.        DOCUMENT DESCRIPTION

                99.1            Press release dated January 20, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2005
                                        SGD HOLDINGS, LTD.



                                        By: /s/ Terry Washburn
                                            -----------------------------------
                                            Terry Washburn,
                                            Chief Executive Officer






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                                  EXHIBIT INDEX


             EXHIBIT NO.           DOCUMENT DESCRIPTION

                99.1               Press release dated January 20, 2005